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                                                                    EXHIBIT 21.1

                   SUBSIDIARIES OF EURAMAX INTERNATIONAL PLC

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COMPANY                                                   BENEFICIAL OWNER
--------------------------------------------------------  --------------------------------------------------------

Amerimax Holdings, Inc.                                   Euramax International plc

Amerimax Fabricated Products, Inc.                        Amerimax Holdings, Inc.

Amerimax Home Products, Inc.                              Amerimax Holdings, Inc.

Amerimax Building Products, Inc.                          Amerimax Holdings, Inc.

Amerimax Coated Products, Inc.                            Amerimax Building Products, Inc.

Amerimax Laminated Products, Inc.                         Amerimax Building Products, Inc.

Fabral Holdings, Inc.                                     Amerimax Fabricated Products, Inc.

Fabral, Inc.                                              Fabral Holdings, Inc.

Euramax European Holdings plc                             Euramax International plc

Euramax Europe Limited                                    Euramax European Holdings plc

Euramax Holdings Limited                                  Euramax Europe Limited

Euramax Coated Products Limited                           Euramax Holdings Limited

Ellbee Limited                                            Euramax Holdings Limited

Euramax European Holdings B.V.                            Euramax International plc

Euramax Netherlands B.V.                                  Euramax European Holdings B.V.

Euramax Europe B.V.                                       Euramax Netherlands B.V.

Euramax Coated Products B.V.                              Euramax Europe B.V.

Euramax European Holdings S.A.                            Euramax International plc/
                                                          Euramax European Holdings B.V.

Euramax Industries S.A.                                   Euramax European Holdings S.A.

Euramax Coated Products S.A.                              Euramax Industries S.A.
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